EXHIBIT 10.9

                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT dated this 21st day of March 1997 (this "Agreement"), between EARTH SCIENCES, INC., a Colorado Corporation, with principal executive offices located at 910 12th Street, Golden, Colorado 80401 (the "Company"), and the undersigned (the "Initial Investor").

                              W I T N E S S E T H:

     WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement dated March 21, 1997, between the Initial Investor and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Initial Investor $2,510,000 aggregate principal amount of its 4% Convertible Debentures due March 31, 1999 (the "Debentures") which, upon the terms and subject to the conditions thereof, are convertible into shares of the common stock, $.01 par value, of the Company (the "Common Stock"); and

     WHEREAS, to induce the Initial Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide with respect to the Common Stock issued or issuable upon conversion of the Debentures certain registration rights under the Securities Act;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions.

     (a) As used in this Agreement, the following terms shall have the meanings:

                    (i) "Affiliate" of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of or otherwise; and the terms "controlling" and "controlled" have the respective meanings correlative to the foregoing.

                   (ii)    "Commission" means the Securities and Exchange
         Commission.

                  (iii) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

                   (iv) "Investor" means the Initial Investor and any transferee or assignee of Registrable Securities who agrees to become bound by all of the terms and provisions of this Agreement in accordance with
         Section 8 hereof.

                    (v) "Person" means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                   (vi) "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus and any final prospectus filed pursuant to Rule 424(b) under the Securities Act, including any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

                  (vii) "Registrable Securities" means the Common Stock issued or issuable upon conversion of the Debentures; provided, however, a share of Common Stock shall cease to be a Registrable Security for purposes of this Agreement when it no longer is a Restricted Security.

                 (viii) "Registration Statement" means a registration statement of the Company filed on an appropriate form under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits and other material incorporated by reference in such registration statement.

                   (ix) "Restricted Security" means any share of Common Stock issued or issuable upon conversion of the Debentures except any such share that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the Prospectus included in the Registration Statement,
         (ii) has been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and a new share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

                    (x) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

     (b) All capitalized terms used and not defined herein have the respective meaning assigned to them in the Securities Purchase Agreement.

     2. Registration.

     (a) Filing and Effectiveness of Registration Statement. The Company shall prepare and file with the Commission not later than the 30th day after the Closing Date, a Registration Statement relating to the offer and sale of the Registrable Securities and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practicable but not later than 90 days after the Closing Date (as defined in the Securities Purchase Agreement), assuming for purposes hereof a Conversion Price under the Debentures of $1.50 per share.

     (b) Underwritten Offering. If the offering pursuant to a Registration Statement contemplated by Section 2(a) hereof involves an underwritten offering, the Investors who hold a majority-in-interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel to represent their interests, and an investment banker (or bankers) and manager (or managers) to administer the offering, which investment banker (or bankers) or manager (or managers) shall be reasonably satisfactory to the Company. The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions of such investment banker (or bankers) and manager (or managers) so selected in accordance with this Section 2(b) with respect to their Registrable Securities.

     (c) Registration Default. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not declared effective by the Commission within 120 days after the Closing Date (the "Initial Date"), then the Company shall make the payments to the Initial Investor as provided in the next sentence. The amount to be paid by the Company to the Initial Investor shall be determined as of each Computation Date, and such amount shall be equal to 2% of the Purchase Price (as defined in the Securities Purchase Agreement) from the Initial Date to the first Computation Date, and 3% of the Purchase Price for each Computation Date thereafter, calculated on a pro rata basis to the date on which the Registration Statement is declared effective by the Commission (the "Periodic Amount"). The full Periodic Amount shall be paid by the Company to the Initial Investor by wire transfer of immediately available funds within three days after each Computation Date.

     As used in this Section 2(c), "Computation Date" means the date which is 30 days after the Initial Date and, if the Registration Statement required to be filed by the Company pursuant to Section 2(a) has not theretofore been declared effective by the Commission, and each date which is 30 days after the previous Computation Date until such Registration Statement is so declared effective.

     (d) Eligibility for Use of Form S-3. The Company agrees that at such time as it meets all the requirements for the use of Securities Act Registration

Statement on Form S-3 it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

     (e) In the event the Current Market Price under the Debentures declines to $2.25, the Company shall file an additional Registration Statement with the Commission for such additional number of Registrable Securities as would be issuable upon conversion of the Debentures, in addition to those previously registered, assuming a Conversion Price of $.75 per share. The Company shall prepare and file with the Commission not later than the 30th day thereafter, a Registration Statement relating to the offer and sale of such Registrable Securities and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practicable but not later than 60 days thereafter.

     3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall:

     (a) Promptly (i) prepare and file with the Commission such amendments (including post-effective amendments) to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by Investors for resales of the Registrable Securities for a period of two years from the date on which the Registration Statement is first declared effective by the Commission (the "Effective Time") or such shorter period that will terminate when all the Registrable Securities covered by the Registration Statement have been sold pursuant thereto in accordance with the plan of distribution provided in the Prospectus, transferred pursuant to Rule 144 under the Securities Act or otherwise transferred in a manner that results in the delivery of new securities not subject to transfer restrictions under the Securities Act (the "Registration Period") and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and
(B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 3(a), the Company may, during the Registration Period, suspend the use of the Prospectus for a period not to exceed 30 days (whether or not consecutive) in any 12-month period if the Board of Directors of the Company determines in good faith that because of valid business reasons, including pending mergers or other business combination transactions, the planned acquisition or divestiture of assets, pending material corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to or contemporaneously with suspending such use the Company provides the Investors with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. At the end of any such suspension period, the Company shall provide the Investors with written notice of the termination of such suspension.

     (b) During the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Investors as set forth in the Prospectus forming part of the Registration Statement;

     (c) (i) Prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide draft copies thereof to the Investors and reflect in such documents all such comments as the Investors (and their counsel) reasonably may propose and (ii) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such

Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

     (d) (i)  Register  and qualify the  Registrable  Securities  covered by the
Registration  Statement  under  such  securities  or  "blue  sky"  laws  of such jurisdictions as the Investors who hold a majority-in-interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period,
(iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (B) subject itself to general taxation in any such jurisdiction or
(C) file a general consent to service of process in any such jurisdiction;

     (e) As promptly as practicable after becoming aware of such event, notify each Investor of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Investor as such Investor may reasonably request;

     (f) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

     (g) (i) Cause all the Registrable Securities covered by the Registration Statement to be listed on the principal national securities exchange, and included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included;

     (h) Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

     (i) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investors reasonably may request and registered in such names as the Investors may request; and, within three business days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel;

     (j) Take all such other lawful actions necessary to expedite and facilitate the disposition by the Investors of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus.

     (k) Make generally available to its securityholders as soon as practicable, but in any event not later than 18 months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement,
(ii) the effective date of each post-effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the Commission of its Annual Report on Form 10-K or 10-KSB, as the case may be, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

     (l) In the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment;

     (m) Enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering) and take all such other lawful action to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in this Agreement;

     (n) (i) Make reasonably available for inspection by Investors, any underwriter participating in any disposition pursuant to the Registration
Statement, and any attorney, accountant or other agent retained by such Investors or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (ii) cause the Company's officers, directors and employees to supply all information reasonably requested by such Investors or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by such Investors and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Investors and the other parties entitled thereto by one firm of counsel designed by and on behalf of the Investors and other parties;

     (o) In connection with any underwritten offering, make such representations and warranties to the Investors participating in such underwritten offering and to the managers, in form, substance and scope as are customarily made by the Company to underwriters in secondary underwritten offerings;

     (p) In connection with any underwritten offering, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managers) addressed to the underwriters, covering such matters as are customarily covered in opinions requested in secondary underwritten offerings and such other matters as may be reasonably requested by the managers (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Registration Statement and the Prospectus, including any documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, subject to customary limitations;

     (q) In connection with any underwritten offering, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company, in each case for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each underwriter participating in such underwritten offering (if such underwriter has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed), in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings;

     (r) In connection with any underwritten offering, deliver such documents and certificates as may be reasonably required by the managers, if any.

     (s) In the event that any broker-dealer registered under the Exchange Act shall be an "Affiliate" (as defined in Rule 2729(b)(1) of the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD Rules") (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Registration Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereof and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

     4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

     (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such

Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. As least seven days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of its Registrable Securities included in the Registration Statement. If at least two business days prior to the anticipated filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

     (b) Each Investor by its acceptance of the Registrable Securities agrees to cooperate with the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement; and

     (c) Each Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(e) or 3(f), it shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(e) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

     5. Expenses of Registration. All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printing and engraving and accounting fees, and the fees and disbursements of counsel for the Company, and the fees of one firm of counsel to the holders of a majority-in-interest of the Registrable Securities shall be borne by the Company.

     6. Indemnification and Contribution.

     (a) The Company shall indemnify and hold harmless each Investor and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Investor or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Person") from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 3(e), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

     (b) Indemnification by the Investors and Underwriters. Each Investor agrees, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, and each underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign any Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Notice of Claims, etc. Promptly after receipt by a party seeking indemnification pursuant to this Section 6 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this
Section 6 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (y) the Indemnified Party and the Indemnifying Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment.

     (d) Contribution. If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof); as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or by such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Investors or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Investors and any underwriters in this
Section 6(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

     (e) Notwithstanding any other provision of this Section 6, in no event shall any (i) Investor be required to undertake liability to any person under this Section 6 for any amounts in excess of the dollar amount of the proceeds to be received by such Investor from the sale of such Investor's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

     (f) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this

Section 6 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

     7. Rule 144. With a view to making available to the Investors the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

     (a) comply with the provisions of paragraph (c)(1) of Rule 144; and

     (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and

     8. Assignment. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of all or any portion of such securities (or all or any portion of any Debenture of the Company which is convertible into such securities) of Registrable Securities only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the securities so transferred or assigned to the transferee or assignee constitute Restricted Securities, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

     9. Amendment and Waiver. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority-in-interest of the Registrable Securities. Any amendment or waiver effected in accordance with this
Section 9 shall be binding upon each Investor and the Company.

     10. Miscellaneous.

     (a) A person or entity shall be deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     (b) If, after the date hereof, the Company grants to any Person any registration Rights with respect to any Company securities which are more favorable to such other Person than those provided in this Agreement, then the Company forthwith shall grant (by means of an amendment to this Agreement or otherwise) identical registration rights to all Investors hereunder.

     (c) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, to EARTH SCIENCES, INC., 910 12th Street, Golden, Colorado 80401 ATT: President, with a copy to Parcel, Mauro, Hultin & Spaanstra, 1801 California Street, Suite 3600, Denver, Colorado 80202,
ATT: Scott Reid, Esq., (ii) if to the Initial Investor, at the address set forth in the Securities Purchase Agreement and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 10(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four calendar days after deposit with the United States Postal Service.

     (d) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (e) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     (f) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and undertakings among the parties hereto with respect to the subject matter hereof.

     (g) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     (h) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     (i) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

     (j) The Company acknowledges that any failure by the Company to perform its obligations under Section 3, or any delay in such performance could result in direct damages to the Investors and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct damages caused by such failure or delay.

     (k) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                                   EARTH SCIENCES, INC.


                                   By:/s/ Mark H. McKinnies
                                      -----------------------------------------
                                      Name: Mark H. McKinnies
                                      Title: President


                                   THE SHAAR FUND LTD.


                                   By: /s/Jeremy Posen
                                      -----------------------------------------
                                       Name:  Jeremy Posen
                                       Title:  Secretary